Nauticus Robotics Tests Aquanaut Mk2 Vehicle, Announces 2023 Results HOUSTON – April 9, 2024. Nauticus Robotics, Inc. (“Nauticus” or the “Company”) (NASDAQ: KITT) today announced preliminary testing results for its Aquanaut Mk2 vehicle and financial results for the quarter and year ended December 31, 2023. “We have spent the past few months transforming Nauticus from a company with great R&D capabilities to one poised to be commercially successful,” said John W. Gibson, Jr., Nauticus’ CEO and President. “We successfully raised additional capital, reorganized our operations, materially reduced expected G&A costs, and initiated sea trials for our Aquanaut Mk2 vehicle in the Gulf of Mexico. These sea trials include not just depth, but maneuverability, emergency procedures, launch and recovery, and are milestone events in Nauticus’ vision. Our team has successfully tested to a depth of greater than 1,200 meters. We’ve gone from promise to product. The next generation of subsea vehicle is now in the water.” Operational Highlights • Product Structure: The Company has reorganized its personnel and operations to focus on its four main products: Autonomous Solutions, Government Solutions, Olympic Arms and toolKITT software. Each of these product groups has a dedicated leader and team focused on revenue-producing opportunities. • Aquanaut Testing: Nauticus’ Aquanaut Mk2 vehicle exceeded expectations during its initial tests in the Gulf of Mexico, including launch and recovery, emergency procedures, and maneuverability. A video of part of the tests is available on the Company’s YouTube channel at https://youtu.be/GyPD1E-vqHA. • Facility Consolidation: The Company brought assembly and maintenance in-house, eliminating external vendors in Canada and other countries. In the first quarter of 2024, Nauticus negotiated an exit to redundant office space in Houston and continues to work on subleasing or otherwise eliminating space in other locations as well. • Customer Focus: Nauticus continued engagement with its early adopter customers. Nauticus also engaged Jorge Machnizh, a seasoned sales and business development leader. Jorge’s experience includes software and service sales in deepwater markets. • Cost Alignment: The Company took steps to bring its G&A and other costs more closely in line with other companies of its size and operational history. • Defense Contracts: Nauticus completed DIU contracts during the fourth quarter of 2023 and first quarter of 2024, and certificates of successful completion are expected. Financial Results Exhibit 99.1

• Revenue: Nauticus reported fourth quarter revenue of $1.1 million and full year revenue of $6.6 million, compared to $3.2 million and $11.4 million for the prior-year periods. • Operating Expenses: Total expenses during the fourth quarter were $35.3 million, a $24.9 million increase from the prior-year period. Expenses for the year were $61.7 million, a $31.2 million increase from 2022. • Impairment Charges: In the fourth quarter of 2023, Nauticus reported an impairment charge for property plant and equipment of $25.3 million compared to $0 in 2022. • Net Loss: For the fourth quarter, Nauticus recorded a net loss of $39.5 million, or $1.23 per diluted share. This compares with $8.2 million from the same period in 2022. Full year 2023 net loss was $50.7 million compared to $33.2 million for full year 2022. • Adjusted Net Loss: Nauticus reported adjusted net loss of $8.8 million for the fourth quarter, and $34.4 million for 2023 compared to $5.7 million and $15.7 million for the same period in 2022. Adjusted net loss is a non-GAAP measure which excludes the impact of certain items, as shown in the non-GAAP reconciliation table below. • 2024 G&A Cost: Nauticus is expecting to reduce G&A costs from $18.2 million in 2023 to $8.3 million in 2024. Balance Sheet and Liquidity • As of December 31, 2023, the Company had cash and cash equivalents of $0.8 million, compared to $17.8 million as of December 31, 2022. • In the fourth quarter of 2023 and first quarter of 2024, the Company successfully worked with its private investors to restructure its private warrants, eliminating the overhang from the ratcheting conversion mechanism, and add additional financing of $0.7 million. • In Q1, the Company closed additional financing of $13.3 million to provide liquidity needed for operations and testing. • During the fourth quarter, the Company classified $2.9 million as assets held for sale, offset by a liability of $1.2 million. Leadership Updates Nauticus also brought in an experienced leadership team in the fourth quarter of 2023 to guide the Company to the next stage of commercial development: • John Gibson, an established executive and CEO with 30+ years of energy, technology and public company experience, joined as President in the fourth quarter of 2023 and was named CEO in the first quarter of 2024;

• Victoria Hay, a seasoned finance and accounting executive who has worked with Nauticus for over a year as a consultant, expanded her role in the fourth quarter of 2023 to include CFO on an interim basis; • Nick Bigney, a legal executive with experience as general counsel of both public and private companies in the energy and technology space, joined as General Counsel in the fourth quarter of 2023. Mr. Gibson, Mrs. Hay and Mr. Bigney join the Company’s longstanding Chief Technology Officer, JD Yamokoski, to form the Company’s executive team. Conference Call Details Nauticus will host a conference call on April 10, 2024 at 10:00 a.m. Central Daylight Time (11:00 a.m. EDT) to discuss its results for the quarter and year ended December 31, 2023. To participate in the earnings conference call, participants should access the webcast at https://events.q4inc.com/attendee/275183074, or by dialing toll free 800-267-6316, conference ID: KITT. A link to the webcast will also be available on the Company’s website (https://ir.nauticusrobotics.com/). Following the conclusion of the call, a recording will be available on the Company’s website. About Nauticus Robotics Nauticus Robotics, Inc. develops autonomous robots for the ocean industries. Autonomy requires the extensive use of sensors, artificial intelligence, and effective algorithms for perception and decision allowing the robot to adapt to changing environments. The company’s business model includes using robotic systems for service, selling vehicles and components, and licensing of related software to both the commercial and defense business sectors. Nauticus has designed and is currently testing and certifying a new generation of vehicles to reduce operational cost and gather data to maintain and operate a wide variety of subsea infrastructure. Besides a standalone service offering and forward-facing products, Nauticus’ approach to ocean robotics has also resulted in the development of a range of technology products for retrofit/upgrading traditional ROV operations and other third-party vehicle platforms. Nauticus’ services provide customers with the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets while reducing their operational footprint, operating cost, and greenhouse gas emissions, to improve offshore health, safety, and environmental exposure. Cautionary Language Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), and are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws. Such forward-looking statements include but are not limited to: the expected timing of product commercialization or new product releases; customer interest in Nauticus’ products; estimated operating results and use of cash; and Nauticus’ use of and needs for capital. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” or

“continue” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Nauticus’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Nauticus is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Nauticus has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”) for a more complete discussion of the risks and uncertainties facing the Company and that could cause actual outcomes to be materially different from those indicated in the forward-looking statements made by the Company, in particular the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in documents filed from time to time with the SEC, including Nauticus’ most recent Annual Report on Form 10-K. Should one or more of these risks, uncertainties, or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The documents filed by Nauticus with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

NAUTICUS ROBOTICS, INC. UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS December 31, 2023 December 31, 2022 ASSETS Current Assets: Cash and cash equivalents $753,398 $17,787,159 Restricted certificate of deposit 201,822 250,375 Short-term investments - 4,959,263 Accounts receivable, net 212,428 1,622,434 Inventories 2,198,797 6,666,912 Contract assets - 573,895 Prepaid expenses 1,889,218 5,046,599 Other current assets 1,025,214 56,410 Assets held for sale 2,940,254 - Total Current Assets 9,221,131 36,963,047 Property and equipment, net 15,904,845 15,167,367 Operating lease right-of-use asset 834,972 317,208 Other assets 187,527 155,490 Total Assets $26,148,475 $52,603,112 LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT) Current Liabilities: Accounts payable $7,035,450 $324,484 Accrued liabilities 7,339,099 3,142,977 Contract liability 2,767,913 - Operating lease liabilities – current 244,774 410,158 Total Current Liabilities 17,387,236 3,877,619 Warrant liabilities 18,376,180 32,688,342 Operating lease liabilities - long-term 574,260 87,214 Notes payable - long-term, net of discount (related party) 31,597,649 15,922,118 Total Liabilities $67,935,325 $52,575,293 Stockholders’ Equity (Deficit) Common stock, $0.0001 par value; 625,000,000 shares authorized, 50,035,824 and 47,250,771 shares issued, respectively, and 50,035,824 and 47,250,771 shares outstanding, respectively $5,004 $4,725 Additional paid-in capital 76,999,849 68,128,196 Accumulated deficit (118,791,703) (68,105,102) Total Stockholders’ Equity (Deficit) (41,786,850) 27,819 Total Liabilities and Stockholders' Equity (Deficit) $26,148,475 $52,603,112

NAUTICUS ROBOTICS, INC. Unaudited Condensed Consolidated Statements of Operations Three Months Ended Twelve Months Ended 12/31/2023 12/31/2022 9/30/2023 12/31/2023 12/31/2022 Revenue: Service $1,063,603 $3,213,825 $1,593,854 $6,605,852 $11,210,559 Service - related party - 14,000 - 500 224,400 Total revenue 1,063,603 3,227,825 1,593,854 6,606,352 11,434,959 Costs and expenses: Cost of revenue (exclusive of items shown separately below) 4,444,682 3,643,415 2,651,380 11,928,931 11,863,862 Depreciation 242,360 146,643 160,744 729,412 516,949 Research and development 414,678 282,634 275,154 1,399,560 2,376,912 General and administrative 1,194,961 6,278,067 6,303,662 18,271,832 15,040,603 Severance 1,075,408 - 401,228 1,476,636 15,962 Impairment of property and equipment 25,354,791 - - 25,354,791 - Loss on contract 2,542,913 - - 2,542,913 - Total costs and expenses 35,269,793 10,350,759 9,792,168 61,704,075 29,814,288 Operating loss (34,206,190) (7,122,934) (8,198,314) (55,097,723) (18,379,329) Other (income) expense: Other expense (income), net (388,328) (54,024) (133,311) 627,580 (33,247) Loss on lease termination 453,162 - - 453,162 - Foreign currency transaction loss (gain) (12,041) - 83,654 44,020 (260,615) Loss on exchange of warrants — - - 590,266 - Change in fair value of warrant liabilities 3,872,731 497,849 8,656,392 (14,902,427) 6,461,087 Interest expense, net 1,410,875 656,357 873,738 8,776,277 3,714,017 Total other (income) expense, net 5,336,399 1,100,182 9,480,473 (4,411,122) 9,881,242 Net loss (39,542,589) (8,223,116) (17,678,787) (50,686,601) (28,260,571) Less: Deemed dividend from earnout shares - - - - (4,957,366) Net loss attributable to common stockholders $(39,542,589) $(8,223,116) $(17,678,787) $(50,686,601) $(33,217,937) Basic and diluted earnings (loss) per share $(1.23) $(0.21) $0.43 $(1.24) $(1.75) Basic and diluted weighted average shares outstanding 41,191,799 39,750,778 41,155,115 40,943,444 18,982,139

NAUTICUS ROBOTICS, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS Years ended December 31, 2023 2022 Cash flows used in operating activities: Net loss $(50,686,601) $(28,260,571) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation 729,412 516,949 Accretion of debt discount 4,033,330 1,342,062 Amortization of debt issuance cost 52,092 - Accretion of RCB Equities #1, LLC exit fee 27,608 - Stock-based compensation 4,427,073 2,602,175 Loss on exchange of warrants 590,266 - Change in fair value of warrant liabilities (14,902,427) 6,461,087 Noncash impact of lease accounting 346,714 196,555 Interest expense assumed into Convertible Senior Secured Term Loan 378,118 - Impairment of property and equipment 25,354,791 - Settlement of liquidated damages with common stock 3,685,629 - Loss on disposal of assets 82,604 - Loss on lease termination 453,162 - Gain on short-term investments (40,737) - Changes in current assets and liabilities: Accounts receivable 1,410,006 (828,298) Inventories (11,334,716) (6,666,912) Contract assets 573,895 319,480 Prepaid expenses and other assets 607,784 (4,902,797) Accounts payable and accrued liabilities 9,400,137 (7,731,279) Contract liabilities 2,767,913 - Operating lease liabilities (338,979) (323,434) Net cash used in operating activities (22,382,926) (37,274,983) Cash flows used in investing activities: Capital expenditures (11,633,153) (14,247,005) Proceeds from sale of property and equipment 38,704 - Proceeds from sale of short-term investments 5,000,000 - Purchase of short-term investments - (4,959,263) Net cash used in investing activities (6,594,449) (19,206,268) Cash flows from financing activities: Proceeds from notes payable 11,791,884 2,000,000 Payment of debt issuance costs on notes payable (607,500) - Proceeds from exercise of warrants 338,055 - Proceeds from exercise of stock options 421,175 - Payments of note payable - (17,850,333) Proceeds from reverse recapitalization with CleanTech Acquisition Corp, net - 14,947,876 Proceeds from issuance of common stock for Pipe Investment - 31,000,000

Proceeds from issuance of debentures and SPA Warrants, net of discount - 35,800,000 Payment of transaction costs on equity funding - (12,582,000) Net cash from financing activities 11,943,614 53,315,543 Net change in cash and cash equivalents (17,033,761) (3,165,708) Cash and cash equivalents, beginning of year 17,787,159 20,952,867 Cash and cash equivalents, end of year $753,398 $17,787,159

NAUTICUS ROBOTICS, INC. Unaudited Reconciliation of Net Loss Attributable to Common Stockholders (GAAP) to Adjusted Net Loss Attributable to Common Stockholders (NON-GAAP) Adjusted net loss attributable to common stockholders is a non-GAAP financial measure which excludes certain items that are included in net loss attributable to common stockholders, the most directly comparable GAAP financial measure. Items excluded are those which the Company believes affect the comparability of operating results and are typically excluded from published estimates by the investment community, including items whose timing and/or amount cannot be reasonably estimated or are non-recurring. Adjusted net loss attributable to common stockholders is presented because management believes it provides useful additional information to investors for analysis of the Company’s fundamental business on a recurring basis. In addition, management believes that adjusted net loss attributable to common stockholders is widely used by professional research analysts and others in the valuation, comparison, and investment recommendations of companies such as Nauticus. Adjusted net loss attributable to common stockholders should not be considered in isolation or as a substitute for net loss attributable to common stockholders or any other measure of a company’s financial performance or profitability presented in accordance with GAAP. A reconciliation of the differences between net loss attributable to common stockholders and adjusted net loss attributable to common stockholders is presented below. Because adjusted net loss attributable to common stockholders excludes some, but not all, items that affect net loss attributable to common stockholders and may vary among companies, our calculation of adjusted net loss attributable to common stockholders may not be comparable to similarly titled measures of other companies. Three Months Ended Twelve Months Ended 12/31/2023 12/31/2022 9/30/2023 12/31/2023 12/31/2022 Net loss attributable to common stockholders (GAAP) $ (39,542,589) $(8,223,116) $(17,678,787) $(50,686,601) $(33,217,937) Change in fair value of warrant liabilities 3,872,731 497,849 8,656,392 (14,902,427) 6,461,087 Impairment of property and equipment 25,354,791 - - 25,354,791 - Stock compensation expense 432,053 1,997,768 917,993 4,427,073 2,602,175 Severance 1,075,408 - 401,228 1,476,636 15,962 Expenses related to business combination - - - - 3,519,662 Deemed dividend for earnout shares - - - - 4,957,366 Adjusted net loss attributable to common stockholders (non-GAAP) $(8,807,606) $(5,727,499) $(7,703,174) $(34,330,528) $(15,661,685)